Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ensource Energy Income Fund LP (the “Partnership”) on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott W. Smith, Chief Executive Officer of the general partner of the Partnership, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2006

By:	/s/ Scott W. Smith
Scott W. Smith
Chief Executive Officer of Ensource Energy
LLC, general partner of Ensource Energy
Income Fund LP